SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12
                  CINTECH TELE-MANAGEMENT SYSTEMS, INC.
          (Name of Registrant as Specified In Its Charter)
_________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing fee (Check the appropriate box)
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ]  $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
     __________________________________________________________________

      2)  Aggregate number of securities to which transaction applies:
     __________________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
     __________________________________________________________________

     4)  Proposed maximum aggregate value of transaction:
     _________________________________________________________________

    [  ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
           ___________________________________

       2)  Form, Schedule or Registration Statement No.:
           ___________________________________

       3)  Filing party:
            ___________________________________

       4)  Date filed:
            ___________________________________

                 Cintech Tele-Management Systems, Inc.
                       2100 Sherman Avenue
                       Cincinnati, Ohio  45212

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the annual meeting of shareholders of Cintech Tele-Management Systems, Inc. (the "Corporation") will be held at The King Edward Hotel, 37 King Street East, Toronto, Ontario M5C 1E9, Canada on Tuesday, October 8, 1996 at 11:00 a.m. EDT for the following purposes:

1.  To elect 6 directors;

2. To appoint auditors and to authorize the directors to fix their remuneration;

3. To approve and ratify a resolution to amend the 1993 Stock Option Plan to allow for nonemployee participation.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

An annual report, which includes the financial statements of the Corporation, and Management Information Circular/Proxy Statement accompany this notice.

Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of proxy and to return it in the envelope provided for that purpose.

Proxies to be used at the meeting must be received by the Secretary, Cintech Tele-Management Systems, Inc., 2100 Sherman Avenue, Cincinnati, Ohio 45212, or the Corporation s transfer agent, Montreal Trust Company of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, prior to the close of business (5:00 p.m.) on Monday, October 7, 1996.

Dated at Cincinnati, Ohio this 4th day of September, 1996.

By Order of the Board


/s/ Bryant A. Downey
Bryant A. Downey
Secretary



                            IMPORTANT

     A Management Information Circular/Proxy Statement and proxy are submitted herewith. As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting in person. It is important that your shares be voted. In order to avoid the additional expense to the Company of further solicitation, we ask your cooperation in mailing your proxy promptly.


           CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                  2100 Sherman Avenue
                Cincinnati, Ohio  45212

      MANAGEMENT INFORMATION CIRCULAR/PROXY STATEMENT
                 as of September 4, 1996


         SOLICITATION OF PROXIES BY MANAGEMENT

     This Management Information Circular/Proxy Statement (this "Information Circular") is furnished in connection with the solicitation by the management and board of directors of Cintech Tele-Management Systems, Inc. (the "Corporation") of proxies to be used at the annual meeting of shareholders of the Corporation to be held on Tuesday, October 8, 1996, at Toronto, Ontario Canada and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The cost of such solicitation will be borne by the Corporation. This Information Circular is being mailed to shareholders on or about September 11, 1996.


   APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

     The persons whose names are printed on the accompanying form of proxy are officers of the Corporation. A shareholder has the right to appoint a person, who need not be a shareholder of the Corporation, other than the persons designated in the accompanying form of proxy, to attend and act on behalf of the shareholder at the meeting. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying form of proxy or complete another appropriate form of proxy.

     To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with the Corporation, c/o its agent, Montreal Trust Corporation of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, by the close of business on the last business day prior to the date on which the meeting or any adjournment thereof is held, or with the chairman of the meeting on the day of the meeting or any adjournment thereof.

     A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or with the chairman of the meeting (in writing or in open meeting) on the day of the meeting at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.

                       VOTING BY PROXIES

     On any ballot that may be called for regarding the election of directors and appointment of auditors the common shares ("shares") represented by the enclosed form of proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon. In the absence of such instructions with regard to the election of directors or the appointment of auditors, the shares will be voted on any ballot for the election of the persons nominated for election as directors and for the appointment of auditors and for the approval of the resolution amending the 1993 Stock Option Plan to allow non-employee participation, in each case, as referred to in this Information Circular.

    The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting, and with respect to any other matter which may properly come before the meeting to the extent such is permitted under Rule 14a-4(c) of the U.S. proxy rules. As of the date of this Information Circular, management is not aware of any such amendment, variation or other matter proposed or likely to come before the meeting, other than that specified in the Notice of Annual Meeting of Shareholders. However, if any such amendment, variation or other matter properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such other business in accordance with their judgment.

           VOTING SHARES AND SECURITY OWNERSHIP OF
           CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The number of shares entitled to be voted at the meeting as of September 2, 1996, is 12,281,371. Each shareholder is entitled to one vote for each share shown as registered in the shareholder's name on the list of shareholders prepared as of September 2, 1996. However, in the event of any transfer of shares by any such shareholder after such date, the transferee is entitled to vote those shares if he produces properly endorsed share certificates or otherwise establishing that he owns the shares, and request the transfer agent, Montreal Trust Corporation of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, to include the transferee's name in the shareholders' list not later than ten days before the meeting.

Certain Beneficial Owners

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of the directors and officers of the Corporation, the persons who beneficially own or exercise control or direction over shares carrying more than 5% of the voting rights attached in all the shares of the Corporation entitled to be voted at the meeting as of September 2, 1996 are as follows:



    Title of   Name and Address of    Amount and Nature     Percentage of
     Class       Beneficial Owner         Ownership       Outstanding Common
                                                               Shares

   Common      Diane M. Kamionka        3,476,029 shares       28.30%
   Stock       2100 Sherman Avenue           owned
               Cincinnati, Ohio           beneficially
               45212

   Common      S. William Miller        1,736,238 shares       14.14%
   Stock       1700 Young Street             owned
               Cincinnati, Ohio           beneficially
               45210

   Common      Bryant A. Downey         1,717,652 shares       13.99%
   Stock       2100 Sherman Avenue           owned
               Cincinnati, Ohio           beneficially
               45212

   Common      Frank W. Terrizzi        1,441,104 shares       11.73%
   Stock       1700 Young Street             owned
               Cincinnati, Ohio           beneficially
               45210

  Common       Clinton Springs           1,138,157 shares       9.27%
  Stock        Partnership                   owned
               36 East Fourth Street      beneficially
               Suite 905
               Cincinnati, Ohio
               45202

Management

     The following table sets forth the beneficial ownership of the Company's Common Stock by its directors, the named executive officers, and all directors and executive officers as a group, as of September 2, 1996:

                                           Amount and
                        Name and            Nature of
                      Position of          Beneficial
Title of Class      Beneficial Owner       Ownership(1)      Percent of Class

Common Stock        Diane M. Kamionka    3,476,029 shares         28.30%
                  President and Chief         owned
                    Executive Officer      beneficially

Common Stock        Bryant A. Downey      1,717,652 shares        13.99%
                    Chief Technology           owned
                      Officer and          beneficially
                       Secretary

Common Stock        Christopher S.L.          Nil                   Nil
                       Hoffmann
                       Director

Common Stock       Frank W. Terrizzi       1,441,104 shares       11.73%
                       Director                 owned
                                            beneficially

Common Stock      Robert I. Westheimer     1,138,157 shares        9.27%
                       Director                owned
                                            beneficially*

Common Stock        John G. Slater         180,311 shares          1.47%
                     Employee and              owned
                       Director             beneficially

Common Stock       James R. Walker(2)            Nil                 Nil
                   Vice President -
                       Sales

Common Stock      David J. Thibodeau             Nil                 Nil
                   Vice President -
                   Customer Support
                      Services

All Directors                                7,953,253 shares     64.76%
and Executive                                     owned
Officers as a                                  beneficially
Group (7 persons)(2)





* Stock is in the name of Clinton Springs Partnership.

(1) The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table, if any.

(2) James Walker resigned his position with the Corporation effective as of March 15, 1996.


            PROPOSAL 1 -- ELECTION OF DIRECTORS

     The number of directors of the Corporation to be elected at the meeting is six. All of the current directors except for Christopher Hoffmann are nominees for re-election. The remaining nominee, Carter F. Randolph is presented for election for the first time.

     The following table lists certain information concerning the persons proposed to be nominated for election as directors. The information as to shares has been furnished by the respective nominees individually.




                         Position with Corporation
                         or Significant Affiliates                         Common Shares
                          and Principal Occupation          Director     Beneficially Owned
  Name          Age             or Business                 Since         or Controlled
Diane M.        49      President and Chief Executive         1987           3,476,029
Kamionka                 Officer of the Corporation

Bryant A.       33       Chief Technology Officer             1987           1,717,652
Downey                     of the Corporation

John G.         61        Employee/Consultant                 1989             180,311
Slater                     to the Corporation

Frank W.        52          Investment Advisor,               1990           1,441,104
Terrizzi                   Renaissance Investment
                              Management, Inc.
                          (Investment management
                                 company)

Robert I.        79           Venture Capital                 1989              Nil
Westheimer                    Manager/Partner,
                         Clinton Springs Partnership
                          (Venture capital firm)

Carter F.        40       Executive Vice President             New           1,138,157*
Randolph                   and Trustee, Greenacres
                            Foundation (Nonprofit
                                 foundation)

* Stock is in the name of Clinton Springs Partnership.









     Except as set forth below, each of the foregoing directors of the Corporation has been engaged for the past five years in his or her current occupation or in other capacities with the same entity.

     Mr. Slater has been a director of the Company since 1989. Effective, January 1996, he became an employee of the Company reporting to the CEO and providing assistance on special projects of a strategic nature. Prior to January 1996, Mr. Slater was an executive of Diamond Machine Corporation and its predecessor, where he served in several capacities including President.

     Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual shareholders meeting and until his successor is elected or appointed, unless his office is earlier vacated.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
   NAMED IN PROPOSAL 1.


          BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     In the fiscal year ended June 30, 1996, the Board of Directors met on four (4) occasions. Each incumbent director during the last fiscal year attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

     The Corporation has an Audit Committee of the Board of Directors. The Audit Committee, which held one (1) meeting during fiscal 1996, recommends to the entire Board of Directors the independent auditors to be employed by the Corporation, consults with the independent auditors with respect to their audit plans, reviews the independent auditors' audit report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The members of the Audit Committee during fiscal 1996 were Frank W. Terrizzi, Diane M. Kamionka and John G. Slater.

     The Corporation has a Compensation Committee of the Board of Directors which held one (1) meeting during fiscal 1996. The Compensation Committee determines the compensation arrangements for the President and Chief Technology Officer of the Corporation and reviews proposed changes in management organization. The present members of the Compensation Committee are Christopher S.L. Hoffmann, John G. Slater, Frank W. Terrizzi and Robert L. Westheimer.

     The Corporation also has a Stock Option Committee which administers its stock option plans, the present members of which are the current members of the board of directors. None of the members of the Stock Option Committee have received or shall receive any options under the Company's current stock option plan with the exception of Mr. Slater (Non-Executive Employee and Director), who was awarded grants of options for 35,000 shares subject to the provisions of the 1993 Stock Option Plan. This Committee met once during fiscal 1996.


          COMPENSATION OF DIRECTORS AND OFFICERS

     Unless otherwise indicated dollar references in this section are in United States dollars. The following table set forth the compensation earned by and paid to the Chief Executive Officer and the only other most highly compensated executives who were serving as executive officers at the end of the most recently completed fiscal year, who received total salary, bonus, and other compensation which exceeded Canadian $100,000. There are no other named executive officers who would have received total salary, bonus, and other compensation which exceeded U.S. $100,000. In addition, there were no individuals for whom disclosure would have been provided under the previous sentence but for the fact that the individual was not serving as an officer of the Corporation at the end of the most recently completed financial year end. (For purposes of this part, the executives listed are collectively referred to as the "Named Executive Officers").

SUMMARY COMPENSATION TABLE


                                               Annual Compensation                   Long-Term Compensation

Name and              Fiscal   Salary       Bonus     Other Annual  Securities     Restricted  LTIP     All Other
Principal            Year (1)    ($)         ($)      Compensation    Under       Shares or  Payouts  Compensation
Position                                                  ($)        Options/     Restricted     ($)     ($)
                                                                      SAR's         Share
                                                                    Granted (#)    Units ($)
Diane M. Kamionka,    1996     $126,428      Nil         Nil         Nil           Nil         Nil    Nil
President &           1995     $115,069    $50,000       Nil         Nil           Nil         Nil    Nil
Chief Executive
Officer

Bryant A.Downey,      1996     $ 99,428      Nil         Nil         Nil           Nil         Nil    Nil
Chief Technology      1995     $ 90,226      Nil         Nil         Nil           Nil         Nil    Nil
Officer

David J.Thibodeau,    1996     $ 83,145    $ 5,000     $18,736       Nil           Nil         Nil    Nil
Vice President -      1995     $ 74,140      Nil         Nil         Nil           Nil         Nil    Nil
Customer Support
Services

(1)  The Corporation was not a reporting company pursuant to
     Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 at any time prior to fiscal 1995.
(2)  Mr. Thibodeau became a Named Executive Officer during fiscal 1996.

Stock Options

The following table sets forth information regarding stock options granted to the Named Executive Officers during fiscal 1996 and 1995:

                                 OPTION GRANTS IN LAST TWO FISCAL YEARS

                                                                          Individual Grants

Name                  Year   Number of Securities  % of Total Options
                             Underlying Options    Granted to Employees Exercise of Base  Expiration
                                Granted #          in Fiscal Year       Price ($/Sh.)        Date
David J.Thibodeau     1996         9,000             4.10%              $1.14/Sh.         June, 2006
                      1995         6,000             4.24%              $0.69/Sh.         March, 2005

The following table sets forth information regarding stock options exercised by the Named Executive Officers during 1996 and the value of unexercised in-the-money options held by the named parties as of September 2, 1996:

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FY-END OPTION VALUES

                                                 Number of Securities       Value of Unexercised In-the-
                                                 Underlying Unexercised         Money Options at
                Shares                           Options at FY-End #              FY-End ($)
             Acquired on       Value
Name         Exercise (#)    Realized ($)     Exercisable  Unexercisable  Exercisable   Unexercisable
James R.       2,250         $1,013.00             --              --         --            --
Walker (1)

(1)  James Walker resigned from the Corporation on March 15, 1996.
Of the 9,000 options granted to Mr. Walker, 2,250 Options were exercised. The remaining options were not vested and were cancelled pursuant to the terms of the 1993 Stock Option Plan.

No stock options were exercised by the Named Executive Officers during fiscal 1995.


Compensation of Directors

     During the year ended June 30, 1996, the Corporation's outside directors (those directors who are not employees of the Corporation) were not compensated for their services as directors, except for Christopher Hoffmann, who received $2,408 for fiscal 1996 for his services as director of the Corporation. The Corporation did not additionally compensate employee
directors during 1996.   However, in an effort to attract additional
knowledgeable and experienced outside directors, beginning in fiscal 1997, the Company will compensate, on a prospective basis, newly-elected directors (elected for the first time). Such directors will be paid an annual stipend of $5,000 (to be paid on a quarterly basis), and fees of $1,000 per Board meeting attended in person, $500 if the meeting is held by telephone conference call (or if a meeting held in person is attended by conference call), $500 to each board committee member for each committee meeting when held concurrently with a meeting of the Board, whether attended in person or by conference call, and $500 to each board committee member for each committee meeting attended on a day other than a day on which a meeting of the full Board is held, whether attended in person or by conference call. The Company will also reimburse, on a prospective basis, those newly-elected nonemployee directors for travel expenses incurred in attending meetings of the Board and its committees.

     Subject to shareholder approval (See Proposal 3 - Amendment to Stock Option Plan), beginning in fiscal 1997, newly-elected nonemployee directors will be eligible to participate in the 1993 Stock Option Plan. Stock option grants under the Plan will be determined by a Committee of the Board of Directors.

Employment Agreements

     There are no employment contracts in place between the Company and any third party.


             PROPOSAL 2 -- APPOINTMENT OF AUDITORS

     The accounting firm of Deloitte & Touche is presently serving as the Corporation's independent accounting firm. Deloitte & Touche also served as the Corporation's independent auditors with respect to the Corporation's financial statements for the fiscal year ended June 30, 1996.

     At the annual meeting of shareholders, it is proposed to appoint Deloitte & Touche, as auditors of the Corporation to hold office until the next annual meeting of shareholders at a remuneration to be fixed by the Board of directors. Representatives of Deloitte & Touche are not expected to be present at the Annual Meeting, but they may be made available via telephone to respond to any questions that may arise.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.


        PROPOSAL 3 -- AMENDMENT TO STOCK OPTION PLAN

   The Corporation has a 1993 Stock Option Plan (the "Plan"), whereby a Committee of the Board of Directors designated to administer the Plan (the "Committee") may at any time, or from time to time, grant stock incentives under the Plan to, and only to, those employees who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Corporation ("Eligible Employees"). Stock incentives shall be granted in the form of a stock option ("Option"). The Committee consists of not less than two directors of the Corporation designated by the Board of Directors. Grants of Options may be recommended by the Committee either with or without consultation with employees, but the Committee has full authority to act in the matter of selection of all Eligible Employees and in recommending stock incentives to be granted to them.

     Subject to the provisions of the Plan, the Committee may amend or terminate the Plan, provided that to the extent necessary to comply with applicable laws and regulations, the Corporation shall obtain the approval of the shareholders of the Corporation. No amendment or discontinuance of the Plan by the Committee or the shareholders of the Corporation will, without the consent of the employees, adversely affect any stock incentive theretofore granted to any employee.

     The Plan currently limits the granting of stock options to only those individuals who are employed by the Corporation. In August 1996, the Committee recommended and the Board of Directors adopted, subject to shareholder approval, an amendment to the Plan to allow nonemployees such as directors and consultants, with eligibility to participate in the Plan. Except for the aforementioned proposed amendment, no other amendments to the Plan requiring shareholder approval shall be adopted by the Committee.

     The resolutions that will be introduced at the annual meeting of shareholders seeking approval of the amendments to the Plan to allow nonemployee participation are as follows:

     RESOLVED, that Section 5 of the Plan be amended and restated in its entirety to read as follows:

"5.  Eligibility

     a. Incentive Options may be granted to any Employee or Director as the Committee may from time to time designate. Only Directors that are also Employees of the Company shall be eligible to receive an Incentive Option. In selecting the individuals to whom Incentive Options shall be granted, as well as in determining the number of Incentive Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan. Subject to the provisions of Section 3 hereof, an Employee may, if he or she is otherwise eligible, be granted an additional Incentive Option or Incentive Options if the Committee shall so determine.

     b. Non-Qualified Options may be granted to any Consultant or nonemployee Director as the Committee may from time to time designate. In selecting the individuals to whom Non-Qualified Options shall be granted, as well as in determining the number of Non-Qualified Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan. Subject to the provisions of Section 3 hereof, a Consultant or Director may, if he or she is otherwise eligible, be granted an additional Non-Qualified Option or Non-Qualified Options if the Committee shall so determine."

     RESOLVED FURTHER, that the definition of "Optionee" in Section 2(i) of the Plan be amended and restated in its entirety to read as follows:

        "i. "Optionee" shall mean an Employee, Consultant or Director who received an Option."

     RESOLVED FURTHER, that the following definition is hereby added as
Section 2(m) to the Plan:

        "m. "Consultant" shall mean any person who has contracted with or agreed to provide services for the Company who is not an Employee or Director."

     RESOLVED FURTHER, that Section 9(c)(ii) of the Plan be amended and restated in its entirety to read as follows:

        "(ii) Period Within Which Option May be Exercised. No more than the following percentages of each Option granted to Employees under this Plan may be exercised prior to expiration of the following number of years after the effective date of the grant of such Option:

Years After                          Percentage of Option Shares
Date of Grant                           Eligible for Exercise

Less than one                                  *0%
At least one but less than two                 25%
At least two but less than three               50%
At least three but less than four              75%
At least four but no more than five           100%
* unless waived by the Committee

        Subject to the terms and conditions of this Section 9, Options granted to Directors or Consultants shall vest under this Plan and may be exercised one year after the effective date of the grant of an Option."

     RESOLVED FURTHER, that Section 9(c)(iii) of the Plan be amended and restated in its entirety to read as follows:

        "(iii)Termination of Status as an Employee, Director or Consultant.
In the event of the termination in an Optionee's status as an Employee, Director or Consultant (as the case may be) for any reason whatever, or expiration of a contract or other agreement with a Consultant, subsequent to such termination an Optionee may, subject to the limitations set forth in the Option Agreement, exercise Options to the extent that such Employee, Director, or Consultant was entitled to exercise the Option or Options at the date of such termination, pursuant to the terms of the Option Agreement. To the extent that such Employee, Director, or Consultant was not entitled to exercise the Option or Options at the date of such termination, or if such Employee, Director or Consultant does not exercise such Option or Options (which such Employee, Director or Consultant was entitled to exercise) within the time specified in the Option Agreement, the Option or Options shall terminate."

     RESOLVED FURTHER, that Section 13 of Plan be amended and restated in its entirety to read as follows:

     "13. Time of Granting Options

     The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     In the event the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the cancelled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under
Section 8 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the cancelled Option was granted."

     Adoption of the above resolution requires the affirmative vote of the holders of a majority of the Corporation's Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Proxies in the form solicited hereby which are returned to the Corporation will be voted in favor of the resolutions unless otherwise instructed by the shareholders. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will have the same effect as votes cast against the resolutions, provided such shares are properly present at the meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.

New Plan Benefits

     Except as reflected in the following table, no specific determinations have been made or can be made in advance as to the future recipients of stock incentives under the Plan. The table sets forth both known future grants and actual grants under the plans in fiscal year 1996. The information in this table is subject to change in light of facts and circumstances that may occur in the future but are not presently known to the Corporation.


                NEW PLAN BENEFITS

                      Actual Grants     Known Future  Dollar
Name and Position    in Fiscal 1996(1)  Grants(1)     Value(4)

Diane M. Kamionka,        Nil              Nil          --
President & Chief
Executive Officer

Bryant A. Downey,         Nil              Nil          --
Chief Technology
Officer

David J. Thibodeau,     9,000              Nil          --
Vice President  -
Customer Support
Services

Executive Officer       9,000              Nil          --
Group

John G. Slater,        35,000              Nil          --
Employee/Director

Non-Executive Director 35,000              Nil          --
Group

Non-Executive         175,015             50,000(3)     --
Employee Officer Group

All Groups            219,015(2)          50,000(3)      --

(1)  All grants referenced are of Options.
(2)  Of the 219,015 options granted in fiscal 1996, none have been forfeited.
(3)  These options were granted in August 1996.
(4) Due to the nature of the stock options, those listed cannot be valued at this time.


                1997 SHAREHOLDER PROPOSALS

In order for any shareholder proposals for the 1997 Annual Meeting of Shareholders to be eligible for inclusion at the meeting, they must be received by the Secretary of the Corporation at 2100 Sherman Avenue, Cincinnati, Ohio 45212, prior to April 30, 1997.

                    OTHER MATTERS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Corporation. The contents and the sending of this Information Circular have been approved by the board of directors.

DATED:  September 4, 1996

                              Bryant A. Downey
                              Secretary

                 CINTECH TELE-MANAGEMENT SYSTEMS, INC.
                        2100 Sherman Avenue
                        Cincinnati, Ohio  45212

                            FORM OF PROXY
              Proxy Solicited by Management and Board of Directors

The undersigned shareholder of Cintech Tele-Management Systems, Inc. (the "Corporation") hereby appoints Diane M. Kamionka or, failing her, Bryant A. Downey, or, instead of and to the exclusion of all of the foregoing, _____________________________ as nominee, to attend, act and vote for the undersigned at the annual meeting of shareholders of the Corporation, to be held on Tuesday, October 8, 1996 and at any adjournment thereof in the following manner:

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.  To elect Directors;
___  FOR all nominees listed below  __  WITHHOLD AUTHORITY
(except as marked to the contrary below)

DIANE M. KAMIONKA, BRYANT A. DOWNEY, JOHN G. SLATER, FRANK W. TERRIZZI, ROBERT
I. WESTHEIMER, CARTER F. RANDOLPH

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

_________________________________________________________________
_________________________________________________________________

2. To appoint auditors and to authorize the directors to fix their remuneration;

___  FOR  _____   ABSTAIN _____  AGAINST

3. To approve and ratify a resolution to amend the 1993 Stock Option Plan to allow non-employee participation;

___  FOR  _____   ABSTAIN ____  AGAINST

4. In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a-4(c) of the U.S. proxy rules. In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a4(c) of the U.S. proxy rules.

The undersigned hereby revokes any proxies dated prior to the date hereof.

DATED  ________________ ____, 1996

________________________________________
Signature of Shareholder

________________________________________
Print Name


Notes:

(1) A proxy must be signed by the shareholder or his attorney authorized in writing.

(2) If the form proxy is not dated in the blank space above, the proxy is deemed to bear the date on which it is mailed by the person making the solicitation.

(3) You may appoint any person, who need not be a shareholder, as nominee, other than those persons specifically named above, to attend and act on the shareholder's behalf at the meeting by inserting the name of such person in the blank space provided above or by completing another appropriate form of proxy.

(4) Your shares will be voted in accordance with your instructions given above. If no instructions are given for a particular item, your shares will be voted for that item.

(5) A shareholder who has given a proxy may revoke it by depositing an instrument in writing (including another proxy) executed by the shareholder or by the shareholder's attorney authorized in writing at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or with the chairman of the meeting (in writing or in open meeting) on the day of the meeting at any time before it is exercised on any particular matter or in any other manner permitted by law including attending the meeting in person.

(6) If shares are registered in the name of an executor, administrator, trustee or similar holder, such holder must set out his/her full title and sign the proxy exactly as registered. If shares are registered in the name of a deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

(7) This proxy ceases to be valid one year from its date.